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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 8, 2006

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

    NEW YORK                            0-10592                14-1630287
State or Other Jurisdiction         Commission File No.      I.R.S. Employer
of Incorporation or Organization                          Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                   (518) 377-3311
                          (Registrant's Telephone Number,
                                Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.    Other Events
----------    ------------
              Press release dated May 8, 2006 announcing TrustCo Bank Corp NY ranked number one savings bank in the nation per SNL Financial, LC, a leading financial services analyst. Attached is a copy of the press release labeled as Exhibit 99(a).




Item 9.01     Financial Statement and Exhibits
---------     --------------------------------
              (c) Exhibits

              Reg S-K Exhibit No.       Description
              -------------------       -----------
                   99(a)                Press  release dated May 8, 2006,
                                        announcing  TrustCo Bank Corp NY ranked
                                        number one  savings  bank in the nation
                                        per SNL  Financial,  LC, a leading
                                        financial services analyst.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 8, 2006

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and Chief
                                             Financial Officer







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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                  Page
------------------         ------------------------------             --------
     99(a)                 Press release dated May 8, 2006             5 - 6
                           announcing TrustCo Bank Corp NY
                           ranked number one savings bank in
                           the nation per SNL Financial, LC, a
                           leading financial services analyst.
















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                                                                 Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                      News Release
------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                        NASDAQ - TRST

Contact:          Robert M. Leonard
                  Administrative Vice President
                  518-381-3693

FOR IMMEDIATE RELEASE:

                              TRUSTCO BANK CORP NY
                  RANKED NUMBER ONE SAVINGS BANK IN THE NATION


Glenville, New York - May 8, 2006 - SNL Financial, LC, a leading financial services analyst recently ranked TrustCo Bank Corp NY (TrustCo) the number one Savings Bank in its annual ranking of the top Savings Banks in the nation.

SNL Financial said in their announcement, "Looking at these results, it is fairly easy to see how TrustCo came out on top in 2005 as the thrift produced solid results across the board. TrustCo placed first in core Return on Average Equity (ROAE) with a return of 23.74%, second in core Return on Average Assets
(ROAA) with a 1.89% return, and eighth in efficiency with an efficiency ratio of 38.56% for 2005. TrustCo's results in the other three categories were also above the average for the group."

Robert J. McCormick, President and CEO commented "We are proud of our ranking as the number one Savings Bank in the nation. This recognition reinforces our belief that by offering a combination of outstanding products and personalized service, we can continue to provide exceptional returns to our shareholders year after year."

TrustCo is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 83 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements


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containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


                                     # # #




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